Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                     Financial Statements for the Year Ended
                                December 31, 1997

                                [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

February 23, 1998

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

Investment returns were generally quite favorable during 1997. U.S. large capitalization stocks as measured by the Standard & Poor's 500 Index registered a return in 1997 of more than 33%, bringing the five-year annual average returns for that Index to over 20%. During the last year, both U.S. bonds as reflected in the Lehman Aggregate Index and hedged international bonds as reported by the J.P. Morgan Non-U.S.Hedged Index recorded returns in the vicinity of 10-11%. It has generally been an exceedingly favorable period for investors.

Standish, Ayer & Wood has also had a successful year. Our assets under management grew from $30.6 billion at the beginning of the year to about $39.3 billion at the end of 1997. This growth reflected new assets under management, market appreciation, and the absence of any significant turnover of existing clients. The Standish Funds grew from $4.2 billion to $5.7 billion during the year. We were particularly pleased that 75% of the mutual fund purchases during the year represented additions from our existing clients.

We have also grown significantly as an enterprise. At the end of 1997, our organization had 232 employees versus 213 at the beginning of the year. Our 82 investment officers have average experience of 16 years. Of the 82 officers, 46 hold advanced degrees (typically an MBA) and 55 have some advanced professional accreditation (virtually all Chartered Financial Analysts).

While the corporate structure remains unchanged, a number of important developments among new directors took place during the year. In March 1997, Jim Sweeney elected to take early retirement. In November, Tom Sorbo joined Standish as a shareholder/director in order to head up our marketing and sales activities. Tom had previously served with distinction at Travelers and Stein, Roe & Farnham.

Four other changes in our shareholders and directors were effective at the end of 1997. Walter Cabot reached the age at which he must step down as a shareholder, but we are pleased that he will continue as our Senior Advisor. We elected three new shareholder/directors, namely Chuck Cook of our international fixed income team, Joe Corrado as director of equity research, and Mike Thompson, one of the senior members of our insurance company investment management effort. We also elected six new associate directors, eighteen new vice presidents, and twelve new assistant vice presidents.

During 1997 we introduced a number of new products including "diversified income" portfolios that combine higher yielding domestic bonds, emerging market bonds, and higher grade international bonds. By the end of the year, we managed a number of separate accounts as well as the Standish Diversified Income Fund with assets of about $27 million. We have also developed a growth equity strategy and a global small cap discipline to complement the highly successful start up on our international small cap style. Some of the disciplines we introduced in 1996, such as duration neutral bonds and Small Cap Equity Fund II, continue to be successful.

As we look ahead, there are ample numbers of challenges for investors and investment managers. We believe that we have a good understanding of what has produced our past business and investment success and a clear vision of our future. We consider that we have a set of competitive advantages that includes:

  o A long history of stability of ownership, personnel, investment philosophy, and clientele.

  o Critical mass to enable us to provide risk control, compliance, technology, and deep investment research.

  o An exclusive focus on investment management and a dedication to serving our existing clients.

  o A team effort which ensures our clients are receiving not just the work of one individual but the benefits of Standish as an organization.

  o Well-defined and disciplined investment philosophies which have historically added reasonably consistent increments of return.

  o  A dedication to in-depth communication with our clients.

We remain confident that we have the people, resources, investment technology, and organizational stability to succeed. We are working hard to fulfill your expectations in the years ahead, and we are optimistic that we can achieve our mutual objectives.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                             Management Discussion

In 1997, the performance of the short end of the market was very similar to that of 1996. The first half of 1997 was characterized by rising interest rates as strong economic growth fueled inflation fears, prompting the Federal Reserve to raise short term interest rates by 25 basis points. During this period the yield on the three-year Treasury note rose to 6.68%, up from 6.02% at the beginning of the year. During the second half of the year saw yields declined due to diminished inflation expectations and a "flight to quality" in response to problems in Asian and U.S. equity markets. The yield on the three-year Treasury note traded as low as 5.61% in October and finished the year at 5.67%. The short end also benefited from technical factors, such as reduced issuance of Treasury notes and bills as the budget deficit shrunk.

For the year the Controlled Maturity Fund returned a strong 6.66%, slightly ahead of the Merrill Lynch 1-3 Year Index which had an annual return of 6.65%.

The Fund began the year with an average maturity longer than its benchmark index, but after the first quarter, the average maturity of the Fund was held relatively neutral to the index. The duration bet of the first quarter was a slight drag on performance for the year. Our general strategy is to avoid making major shifts in duration, but to make only modest changes as conditions warrant.

Approximately 80% of the Fund held non-government securities throughout the year. This spread product positively impacted performance particularly during the first half, as spreads were stable to tighter. Tighter spreads continued into the third quarter but began widening in September under quarter end pressures and rising concerns over Asia. The continued Asian problems and resulting volatility in U.S. equity markets on top of year end "window dressing" and profit taking caused spread products to further underperform in the fourth quarter. Throughout the first half of the year any spread widening was used as an opportunity to add to corporate and asset-backed exposure. By the end of the third quarter we were more cautious on corporates, which typically underperform in the fourth quarter, and focused on governments, asset-backeds and short, well-structured CMOs.

Even after underperforming in the fourth quarter, the securitized sector (particularly asset-backeds and pass-throughs) significantly contributed to total return of the Fund. We continue to believe that the securitized sector represents value for high quality, short-term paper -- but is an area that requires constant monitoring and analysis. The best performing short-term sector for the year was floating rate notes. The wide differential between short treasuries and LIBOR (i.e., the "TED" spread) has made LIBOR-based floaters an attractive yield vehicle. With low price volatility and short durations, floaters are an ideal fit for shorter duration portfolios.

In this period of choppy market swings, the outlook for short duration portfolios is positive. We believe that high quality, short corporates and asset backeds which underperformed late last year have become more attractive. We are dedicated in our efforts to add value for our shareholders and appreciate your continued support.


/s/ Howard B. Rubin

Howard B. Rubin

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

        Comparison of Change in Value of $100,000 Investment in Standish
          Controlled Maturity Fund and the Merrill Lynch 1-3 Year Index

--------------------------------
Average Annual Total Return

                    Since
                  Inception
1 Year              7/3/95
------              ------
6.66%               6.42%
--------------------------------

[The following information was represented by a line graph in the printed materials.]

                              Standish Controlled Maturity   Merrill Lynch 1-3
                                         Fund                      Yr. Index

Inception 7/3/95                        100000                     100000
 7/31/95                                100350                     100414
 8/31/95                                100950                     101011
 9/30/95                                101550                     101502
10/31/95                                102411                     102359
11/30/96                                103372                     103264
12/31/95                                104200                     104057
 1/31/96                                105075                     104941
 2/29/96                                104612                     104498
 3/31/96                                104458                     104405
 4/30/96                                104562                     104492
 5/31/96                                104771                     104706
 6/30/96                                105558                     105458
 7/31/96                                106036                     105874
 8/31/96                                106354                     106237
 9/30/96                                107362                     107200
10/31/96                                108763                     108408
11/30/96                                109679                     109238
12/31/96                                109542                     109238
 1/31/97                                110035                     109750
 2/28/97                                110364                     110003
 3/31/97                                110251                     109960
 4/30/97                                111141                     110858
 5/31/97                                111976                     111612
 8/31/97                                114110                     113720
 9/30/97                                115071                     114585
10/31/97                                115873                     115433
11/30/97                                116103                     115710
12/31/97                                116834                     116497

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                       Statement of Assets and Liabilities
                                December 31, 1997
--------------------------------------------------------------------------------

Assets
   Investments at value (Note 1A) (identified cost, $12,105,637)                                        $ 12,117,121
   Receivable for Fund shares sold                                                                         1,837,049
   Interest receivable                                                                                       141,423
   Receivable from investment adviser (Note 2)                                                                 4,910
   Receivable for variation margin on open financial futures contracts                                           625
   Deferred organization costs (Note 1E)                                                                       5,869
   Prepaid expenses                                                                                              718
                                                                                                        ------------
       Total assets                                                                                       14,107,715

Liabilities
   Distribution payable                                                              $   164,120
   Accrued trustees fees (Note 2)                                                          1,072
   Accrued accounting, custody and transfer agent fees                                     8,805
   Accrued expenses and other liabilities                                                 17,723
                                                                                     -----------

       Total liabilities                                                                                     191,720
                                                                                                        ------------
Net Assets                                                                                              $ 13,915,995
                                                                                                        ============
Net Assets consist of
   Paid-in capital                                                                                      $ 13,996,584
   Undistributed net investment income                                                                        14,993
   Accumulated net realized loss                                                                            (109,109)
   Net unrealized appreciation                                                                                13,527
                                                                                                        ------------
       Total Net Assets                                                                                 $ 13,915,995
                                                                                                        ============

Shares of beneficial interest outstanding                                                                    697,521
                                                                                                        ============

Net asset value, offering price and redemption price per share
   (Net assets/Shares outstanding)                                                                      $      19.95
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                             Statement of Operations
                          Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income
   Interest income                                                                                         $ 860,867
   Miscellaneous income                                                                                        6,817
                                                                                                           ---------
       Total investment income                                                                               867,684

Expenses
   Investment advisory fee (Note 2)                                                          $  43,478
   Accounting, custody and transfer agent fees                                                  69,145
   Audit services                                                                               20,248
   Registration fees                                                                             8,589
   Legal fees                                                                                    5,905
   Trustees fees (Note 2)                                                                        4,246
   Insurance expense                                                                             2,640
   Amortization of organization expenses (Note 1E)                                               2,336
   Miscellaneous                                                                                 2,381
                                                                                             ---------
       Total expenses                                                                          158,968

Deduct --
   Waiver of investment advisory fee (Note 2)                                                  (43,478)
   Reimbursement of Fund operating expenses (Note 2)                                           (68,982)
                                                                                             ---------
   Total expense deductions                                                                   (112,460)
                                                                                             ---------

       Net expenses                                                                                           46,508
                                                                                                           ---------

          Net investment income                                                                              821,176
                                                                                                           ---------

Realized and Unrealized Gain (Loss) on Investments
   Net realized loss
       Investment security transactions                                                        (94,817)
       Financial futures contracts                                                               1,065
                                                                                             ---------

          Net realized loss                                                                                  (93,752)

   Change in unrealized appreciation
       Investment securities                                                                    70,211
       Financial futures contracts                                                               2,043
                                                                                             ---------

          Net change in unrealized appreciation                                                               72,254
                                                                                                           ---------

       Net realized and unrealized loss                                                                      (21,498)
                                                                                                           ---------

Net increase in net assets from operations                                                                 $ 799,678
                                                                                                           =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       Year Ended         Year Ended
                                                                                      December 31,       December 31,
                                                                                          1997               1996
                                                                                     ----------------   ---------------
Increase (decrease) in net assets
From operations
   Net investment income                                                               $   821,176       $   673,836
   Net realized loss                                                                       (93,752)          (22,349)
   Change in unrealized appreciation (depreciation)                                         72,254          (124,788)
                                                                                       -----------       -----------
   Net increase in net assets from operations                                              799,678           526,699
                                                                                       -----------       -----------


Distributions to Shareholders
   From net investment income                                                             (819,657)         (653,352)
   From net realized gains on investments                                                       --            (5,114)
                                                                                       -----------       -----------
   Total distributions to shareholders                                                    (819,657)         (658,466)
                                                                                       -----------       -----------


Fund Share (principal) Transactions (Note 4)
   Net proceeds from sale of shares                                                      2,042,049         4,854,921
   Net asset value of shares issued to shareholders in payment of distributions
      declared                                                                             316,512           226,009
   Cost of shares redeemed                                                                (947,462)       (1,292,135)
                                                                                       -----------       -----------
   Net increase in net assets from Fund share transactions                               1,411,099         3,788,795
                                                                                       -----------       -----------

   Net increase in net assets                                                            1,391,120         3,657,028

Net Assets
   At beginning of period                                                               12,524,875         8,867,847
                                                                                       -----------       -----------

   At end of period (including undistributed net investment income of $14,993 and
      $14,419, respectively)                                                           $13,915,995       $12,524,875
                                                                                       ===========       ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                      Year Ended
                                                                                     December 31,
                                                                        ----------------------------------------
                                                                          1997            1996           1995 +
                                                                         --------        --------        --------
Net asset value, beginning of period                                     $ 19.99         $ 20.24         $20.00
                                                                         --------        --------        -------
Income from investment operations
   Net investment income *                                                  1.34            1.27           0.57
   Net realized and unrealized gain (loss) on investments                  (0.04)          (0.27)          0.24
                                                                         --------        --------        -------
Total from investment operations                                            1.30            1.00           0.81
                                                                         --------        --------        -------

Less distributions to shareholders
   From net investment income                                              (1.34)          (1.24)         (0.57)
   From net realized gains on investments                                     --           (0.01)            --
                                                                         --------        --------        -------
   Total distributions to shareholders                                     (1.34)          (1.25)         (0.57)
                                                                         --------        --------        -------
   Net asset value, end of period                                        $ 19.95         $ 19.99         $20.24
                                                                         ========        ========        =======

Total return                                                                6.66%           5.13%          4.20%

Ratios (to average daily net assets)/Supplemental Data
   Expenses *                                                               0.37%           0.40%          0.40%++
   Net investment income *                                                  6.60%           6.60%          6.29%++

   Portfolio Turnover                                                         94%            107%           127%

   Net assets, end of period (000 omitted)                               $13,916         $12,525         $8,868

-------------------

* The investment adviser voluntarily agreed not to impose its investment advisory fee and reimbursed the Fund for a portion of its operating expenses.
   In the absence of this agreement, the net investment income per share and the ratios would have been:

       Net investment income per share                                   $  1.18         $  1.11         $ 0.38
       Ratios (to average daily net assets):
          Expenses                                                          1.28%           1.25%          2.51%++
          Net investment income                                             5.69%           5.75%          4.18%++

+ For the period from July 3, 1995 (start of business) to December 31, 1995. ++ Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                                 Par        Value
Security                                                          Rate          Maturity         Value     (Note 1A)
---------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES -- 82.8%

Asset Backed -- 31.9%
Advanta Home Equity Trust Loan 1991-1A                            9.000%       02/25/2006       145,197   $  148,189
Advanta Home Equity Trust Loan 1992-2 A1                          7.150%       06/25/2008        16,514       16,636
Advanta Home Equity Trust Loan 1993-4 A1                          5.500%       03/25/2010       168,692      163,735
AFC Home Equity Loan Trust 1993-2 A                               6.000%       01/20/2013       170,183      167,148
AFC Home Equity Loan Trust 1996-3 1A2                             7.220%       02/25/2027        75,000       75,115
Equacredit Home Equity 1993-4                                     5.725%       12/15/2008        92,146       90,359
Equacredit Home Equity 1995-4 A2                                  6.350%       10/15/2009        91,211       91,251
Equicon Home Equity 1995-2 Cl A2                                  6.500%       07/18/2010        89,831       89,717
First Sierra Equipment Lease                                      6.290%       11/10/2004        94,296       94,493
Fleetwood 97-B A Grantor Trust                                    6.400%       05/15/2013       141,679      142,209
Greentree Home Equity 1997-D A3                                   6.390%       09/15/2028       100,000      100,092
Greentree Home Equity 1997-D M2                                   6.160%       09/15/2028       150,000      149,904
Home Equity Loan Trust 1992-2A                                    6.650%       11/20/2012        11,083       11,069
Newcourt 1996-2 A                                                 6.870%       06/20/2004        39,078       39,224
Old Stone Credit Corp. Home Equity Trust 1992-3 A2                6.300%       09/25/2007       119,440      119,289
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A              6.550%       11/25/2007        31,520       31,538
Premier Auto Trust 97-1B                                          6.550%       09/06/2003       250,000      251,638
RNFC Trust 1995-3A2                                               6.800%       12/20/2007        24,480       24,461
Security Pacific Home Equity Cl 1991-2 B                          8.150%       06/15/2020        18,303       18,418
Standard Credit Card 1994-3 B                                     7.000%       04/07/2001       225,000      226,966
The Money Store Home Equity 1992-B                                6.900%       07/15/2007       165,408      165,923
The Money Store Home Equity 1993-D A1                             5.675%       02/15/2009        53,218       51,819
The Money Store Home Equity 1994-DA4                              8.750%       09/15/2020       175,000      180,466
The Money Store Home Equity 1996-BA3                              6.820%       03/15/2010        32,451       32,388
Toyota Auto Lease 97-A B                                          6.750%       04/26/2004       250,000      250,778
Trans Leasing 1996-1A                                             5.980%       11/20/2002       110,980      110,852
UCFC Home Equity Loan Trust 1993-B 1A                             6.075%       07/25/2014       148,197      146,111
UCFC Home Equity Loan Trust 1994 B-A6                             7.100%       06/10/2023       116,130      117,180
UCFC Home Equity Loan Trust 1995-A1 A4                            8.250%       04/10/2016       350,000      356,322
UCFC Home Equity Loan Trust 1996-D1 A3                            6.541%       11/15/2013       200,000      200,685
World Omni Auto Lease                                             6.300%       06/25/2002       263,725      263,967
World Omni Auto Lease                                             6.850%       11/15/2002       250,000      251,403
World Omni Auto Lease                                             7.300%       06/25/2003       250,000      254,645

                                                                                                          ----------
Total Asset Backed (Cost $4,412,219)                                                                       4,433,990
                                                                                                          ----------

Collateralized Mortgage Obligations -- 2.3%
Collateralized Mortgage Obligation Trust 13-A                     6.250%       01/20/2003         9,263        9,223
FNMA, REMIC 1994-85E                                              6.000%       11/25/2006        75,000       74,751
Residential Funding 1997-12                                       6.700%       08/25/2027       225,000      229,216

                                                                                                          ----------
Total Collateralized Mortgage Obligations (Cost $308,921)                                                    313,190
                                                                                                          ----------

Corporate -- 32.0%

Financial -- 13.9%
BankBoston 97 C1                                                  7.218%       04/25/2000       200,000      200,302
Banponce Corp.                                                    5.750%       03/01/1999       325,000      323,122

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                                 Par        Value
Security                                                          Rate          Maturity         Value     (Note 1A)
---------------------------------------------------------------------------------------------------------------------

Financial (continued)
First Chicago                                                     9.875%       07/01/1999       130,000   $  136,731
First Union Corp.                                                 9.450%       06/15/1999       100,000      104,446
Goldman Sachs Group                                               6.750%       04/20/2000        55,000       55,649
Lehman Brothers Holdings                                          7.110%       09/27/1999       250,000      253,957
MBNA Corp. Sr Med Term Notes                                      6.500%       09/15/2000       225,000      227,184
Salomon Brothers, Inc.                                            7.750%       05/15/2000        75,000       77,396
Sovereign Bancorp                                                 6.750%       07/01/2000       250,000      251,782
United Companies Financial Corp.                                  9.350%       11/01/1999       175,000      181,379
United Companies Financial Corp.                                  7.000%       07/15/1998       120,000      120,394
                                                                                                          ----------
                                                                                                           1,932,342
                                                                                                          ----------

Real Estate -- 9.6%
Chelsea GCA Realty                                                7.750%       01/26/2001       250,000      258,260
Equity Residential Property Operating L.P., 144A, REIT            8.500%       05/15/1999       200,000      205,603
Federal Realty Investment Trust, REIT                             8.875%       01/15/2000       110,000      115,423
Franchise Financial                                               7.000%       11/30/2000       275,000      277,849
Meditrust, REIT                                                   7.375%       07/15/2000       100,000      101,508
Spieker Properties, REIT                                          6.650%       12/15/2000        75,000       75,303
Wellsford Residential Property, REIT                              7.250%       08/15/2000        50,000       51,288
Wellsford Residential Property, REIT                              6.195%       11/24/1999       250,000      250,167
                                                                                                          ----------
                                                                                                           1,335,401
                                                                                                          ----------

Services -- 8.5%
Cox Enterprises 144A Deb Notes                                    6.250%       08/26/1999       225,000      225,633
ITT Corp.                                                         6.250%       11/15/2000       225,000      221,240
TCI Communications Inc.                                           6.375%       09/15/1999       225,000      225,029
Videotron Holdings PLC                                            0.000%       07/01/2004       300,000      282,897
Worldcom Inc.                                                                  01/15/2004       217,000      229,741
                                                                                                          ----------
                                                                                                           1,184,540
                                                                                                          ----------

Total Corporate (Cost $4,470,240)                                                                          4,452,283
                                                                                                          ----------

Government/Other -- 4.6%

Yankee Bonds -- 4.6%
Brascan Ltd.                                                      7.375%       10/01/2002       325,000      335,833
St. Georges Bank 144A Notes                                       6.875%       04/01/1999       300,000      302,370

                                                                                                          ----------
Total Government/Other (Cost $634,536)                                                                       638,203
                                                                                                          ----------

Non-Agency -- 4.7%

Pass Thru Securities -- 4.7%
Resolution Trust Corp. P-T A-1                                    7.750%       07/25/2030        14,799       14,797
Resolution Trust Corp. P-T A-2                                    8.625%       07/25/2030         2,476        2,474
Resolution Trust Corp. 1992-m4                                    7.200%       09/25/2021       200,842      200,839
Resolution Trust Corp. 1992-7 A1                                  6.837%       03/25/2022        31,882       31,760
Resolution Trust Corp.                                            7.100%       12/25/2024       228,692      228,117
Resolution Trust Corp. 1994 C1 D                                  8.000%       06/25/2026       175,203      178,376

                                                                                                          ----------
Total Non-Agency (Cost $657,552)                                                                             656,363
                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                                 Par        Value
Security                                                          Rate          Maturity         Value     (Note 1A)
---------------------------------------------------------------------------------------------------------------------

U.S. Government Agency -- 2.5%

Pass Thru Securities -- 2.5%
FHLMC                                                            10.500%       07/01/2015         2,267  $     2,526
FHLMC Gold 5 Yr                                                   7.000%       08/01/1999        47,061       47,516
Merrill Lynch Variable Rate Note(a)                               7.260%       03/25/2002       300,000      302,995

                                                                                                          ----------
Total U.S. Government Agency (Cost $352,866)                                                                 353,037
                                                                                                          ----------

U.S. Treasury Obligations -- 4.8%

Treasury Notes -- 4.8%
U. S. Treasury Note                                               5.250%       07/31/1998       495,000      494,146
U.S. Treasury Note+                                               5.625%       11/30/1998        25,000       24,998
U.S. Treasury Note                                                6.625%       06/30/2001       150,000      154,147

                                                                                                          ----------
Total U.S. Treasury Obligations (Cost $672,539)                                                              673,291
                                                                                                          ----------

TOTAL BONDS AND NOTES (COST $11,508,873)                                                                  11,520,357
                                                                                                         -----------

SHORT-TERM INVESTMENTS -- 4.3%

Commercial Paper -- 0.4%
Ciesco Corp., 1/5/98                                                                             50,000       49,967
                                                                                                          ----------

U.S. Government -- 1.4%
FHLB, 1/6/98                                                                                    200,000      199,841
                                                                                                          ----------

Repurchase Agreements -- 2.5%
Prudential-Bache Repurchase Agreement, dated 12/31/97, due 1/2/98, with a maturity value of $347,073 and an effective yield of 6.07%, collateralized by a
U.S. Treasury Bond with a rate of 11.25%, with a maturity date of 2/15/15 and
with an aggregate market value of $353,897.                                                                  346,956
                                                                                                          ----------


TOTAL SHORT-TERM INVESTMENTS (COST $596,764)                                                                 596,764
                                                                                                          ----------

TOTAL INVESTMENTS -- 87.1% (COST $12,105,637)                                                            $12,117,121

Other Assets, Less Liabilities -- 12.9%                                                                    1,798,874
                                                                                                          ----------

NET ASSETS -- 100%                                                                                       $13,915,995
                                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

Notes to the Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Conduit
(a) Variable Rate Security; rate indicated is as of 12/31/97.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Controlled Maturity Fund (the "Fund") is a separate diversified investment series of the Trust.

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B.  Repurchase agreements

         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C.  Securities transactions and income

         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount and amortization of premium on debt securities when required for federal income tax purposes.

         D.  Federal taxes

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $10,860 and $88,604 which will expire on December 31, 2004 and 2005, respectively. The Fund elected to defer to its fiscal year ending December 31, 1997, $9,904 short term and $2,442 long term losses recognized during the period November 1, 1997 to December 31, 1997.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E.  Deferred organization expense

         Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, through June, 2000.

         F.  Distributions to shareholders

         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatment of asset and mortgage backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.35% of the Fund's average daily net assets. SA&W voluntarily agreed to limit the Fund's total operating expenses to 0.40% of the Fund's average daily net assets for the period from January 1, 1997 to September 30, 1997 and 0.30% for the period October 1, 1997 to December 31, 1997. Pursuant to this agreement, SA&W voluntarily waived $43,478 of its investment advisory fee and reimbursed the Fund for $68,982 of operating expenses. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom, receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:


                                                                        Purchases            Sales
                                                                       -----------       ------------
         U.S. Government Securities..................................  $ 3,118,104       $  4,458,877
                                                                       ===========       ============
         Investments (non-U.S. Government Securities)................  $10,586,908       $ 10,191,713
                                                                       ===========       ============

(4)      Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       Year Ended           Year Ended
                                                                    December 31, 1997   December 31, 1996
                                                                   -------------------  -------------------
         Shares sold...............................................      102,366              241,487
         Shares issued to shareholders in payment of distributions
            declared...............................................       15,862               11,325
         Shares redeemed...........................................      (47,171)             (64,441)
                                                                         -------             --------
         Net increase/(decrease)...................................       71,057              188,371
                                                                         =======             ========

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         At December 31, 1997, three shareholders were record owners of approximately 28%, 25% and 20%, respectively, of the total outstanding shares of the Fund.

(5)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, were as follows:


         Aggregate Cost.......................................$12,105,637
                                                              ===========

         Gross unrealized appreciation........................     51,902
         Gross unrealized depreciation........................    (40,418)
                                                              -----------
         Net unrealized appreciation (depreciation)...........$    11,484
                                                              ===========

(6)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

         The Fund trades the following financial instruments with off-balance sheet risk:

         Options

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no outstanding written option contracts at December 31, 1997.

         Futures contracts

         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At December 31, 1997, the Fund held the following futures contracts:

                                                                       Underlying
                                                                       Face/amount     Unrealized
         Contract                       Position   Expiration Date      at value       Gain/(Loss)
         ------------------------------ ---------  ---------------    -------------   -------------
         US 10 Yr. Bond (2 Contracts).. Long           3/20/98          $  224,312      $  2,043
                                                                                      =============

         At December 31, 1997, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Controlled Maturity Fund:

We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Controlled Maturity Fund (the "Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods stated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Controlled Maturity Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods stated therein, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 19, 1998

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                                       18

                                [STANDISH LOGO]
                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795
                                                                         98-057